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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statement on Form S-3 (No. 33-58911) and Form S-4 (No. 33-41826) and in the Registration Statements on Form S-8 (Nos. 33-42558, 33-56361, 33-57255, 33-59777, 33-61291, 333-16925, 333-19403 and
333-19405) of United States Cellular Corporation of our report dated February 25, 1997, relating to the financial statements of Los Angeles SMSA Limited Partnership, appearing on page 32 of the United States Cellular Corporation Annual Report on Form 10-K for the year ended December 31, 1996.

PRICE WATERHOUSE LLP

San Francisco, California
March 20, 1997

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the inclusion in this Form 10-K of United States Cellular Corporation of our report dated February 17, 1995, on our audit of the financial statements of the Los Angeles SMSA Limited Partnership as of December 31, 1994, and for the year then ended; such financial statements are not included separately in this Form 10-K.

                                          COOPERS & LYBRAND L.L.P.

Newport Beach, California
March 20, 1997

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the inclusion in this Form 10-K of United States Cellular Corporation of our reports dated February 7, 1997, February 9, 1996, and February 10, 1995, respectively, on our audits of the financial statements of the Nashville/Clarksville MSA Limited Partnership as of December 31, 1996, 1995 and 1994 and for the years ended December 31, 1996, 1995, and 1994; such financial statements are not included separately in this Form 10-K.

                                          COOPERS & LYBRAND L.L.P.

Atlanta, Georgia
March 20, 1997

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the inclusion in this Form 10-K of United States Cellular Corporation of our reports dated February 7, 1997, February 9, 1996, and February 10, 1995, respectively, on our audits of the financial statements of the Baton Rouge MSA Limited Partnership as of December 31, 1996, 1995 and 1994 and for the years ended December 31, 1996, 1995, and 1994; such financial statements are not included separately in this Form 10-K.

                                          COOPERS & LYBRAND L.L.P.

Atlanta, Georgia
March 20, 1997